SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 28, 1995
                                                        ------------------

                        CONNECTICUT NATURAL GAS CORPORATION
   ---------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

                                    Connecticut
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                  (State or other jurisdiction of incorporation)

      1-7727                                                     06-0383860
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   (Commission                                              (I.R.S. Employer
   File Number)                                            Identification No.)

   100 Columbus Boulevard, Hartford, Connecticut                         06103
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   (Address of principal executive offices)                         (Zip Code)

                Registrant's telephone number, including area code

                                  (203) 727-3000
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
   Item 5.  Other Information
   --------------------------

   (a) Press Release

   Fiscal Year 1995 Earnings
   -------------------------


                          CTG ANNOUNCES YEAR-END EARNINGS



   HARTFORD, Connecticut, November 28, 1995 --- Connecticut Natural Gas

   Corporation (NYSE:CTG) today reported consolidated net income for the fiscal year ending September 30, 1995 of $17,019,000,  compared to

   $17,703,000,  for fiscal 1994.  Consolidated earnings per share were $1.71,

   compared with $1.85 in fiscal 1994.



   Victor H. Frauenhofer, Chairman, President and Chief Executive Officer

   said, "The primary reason for the decline in earnings per share was due to the fact that fiscal year 1995 was 14% warmer than fiscal 1994, which resulted in a loss of $.52 per share of earnings.  This loss was partially offset by higher margins on interruptible sales and increased earnings from the Company's nonregulated subsidiary, Energy Networks, Inc., which provides district heating and cooling to most large buildings in the

   downtown Hartford and Capitol areas.   Subsidiary earnings were increased

   by $.24 per share due to the settlement of the Steam Purchase Agreement with Hacogen Cogeneration.  Offsetting this was a one-time charge to ENI

   Transmission of $.05 per share for the anticipated settlement costs for

   Iroquois Gas Transmission System, regarding the ongoing federal suit."



   Mr. Frauenhofer continued, "The Company has continued its strong commitment to cost containment, including reductions in operating and maintenance expenses, depreciation, other taxes and interest charges which contributed

   $.12 per share to earnings."

                                                                      more...

   Connecticut Natural Gas Corporation - News Release
   November 28, 1995
   Page 2



   Mr. Frauenhofer concluded, "The Company's total throughput of natural gas

   increased by 4.7 BCF to 53.9 BCF.   The increase was caused primarily by an

   increase in off-system sales of 7.1 BCF, offset by a decrease in firm sales of 2.9 BCF, due to warmer weather.  Interruptible sales and transportation services both registered small increases."



   Connecticut Natural Gas Corporation is the largest distributor of natural gas in Connecticut and currently serves approximately 140,000 customers in

   22 municipalities in the Greater Hartford region and Greenwich.





                                CONNECTICUT NATURAL GAS CORPORATION



   Period Ending September 30, 1995
   (dollars in thousands except per share data)


                                          Twelve Months Ended           Three Months Ended
                                             September 30,                 September 30,
                                          1995          1994            1995          1994


   Consolidated Gross Revenues         $ 275,185      $ 290,662      $  42,967      $  37,954


   Consolidated Net Income/(Loss)      $  17,019      $  17,703      $  (1,364)     $  (3,105)

   Balance Available
     for Common Stock                  $  16,957      $  17,637      $  (1,380)     $  (3,122)

   Consolidated Net Income/(Loss)
     per Common Share                    $  1.71        $  1.85        $  (.14)       $  (.33)

   Average Common
     Shares Outstanding                9,926,980      9,539,695      9,931,279      9,542,296

   Dividends Per Common Share            $  1.48        $  1.48        $   .37        $   .37

   (b) Unaudited financial statements for the fiscal year ending
       September 30, 1995

                                                                                     "UNAUDITED"
                                    Consolidated Balance Sheets
                                    September 30, 1995 and 1994
                                       (Thousands of Dollars)

                                               Assets


                                                                      1995           1994
                                                                      ----           ----
   Plant and Equipment:
      Plant in service                                             $ 451,843      $ 428,366
      Construction work in progress                                    3,564          2,762
                                                                   ---------      ---------
                                                                     455,407        431,128
      Less-Allowance for depreciation                                133,314        119,392
                                                                   ---------      ---------
                                                                     322,093        311,736
                                                                   ---------      ---------
   Investments, at equity                                              5,743          5,147
                                                                   ---------      ---------
   Current Assets:
      Cash and cash equivalents                                        3,042          1,126
      Accounts receivable (less allowance for
        doubtful accounts of $4,590 in 1995
        and $4,017 in 1994)                                           26,914         24,376
      Accrued utility revenue                                          5,093          3,714
      Inventories                                                     14,511         18,326
      Prepaid expenses                                                 6,095         10,107
      Recoverable purchased gas costs                                      -          3,769
                                                                   ---------      ---------
           Total Current Assets                                       55,655         61,418
                                                                   ---------      ---------
   Other Assets:
      Unrecovered future taxes                                        51,634         46,759
      Recoverable transition costs                                     4,636          6,925
      Other assets                                                    25,278         26,569
                                                                   ---------      ---------
           Total Other Assets                                         81,548         80,253
                                                                   ---------      ---------
                                                                   $ 465,039      $ 458,554
                                                                   =========      =========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                              Consolidated Balance Sheets (Concluded)
                                    September 30, 1995 and 1994
                                      (Thousands of Dollars)

                                   Capitalization and Liabilities


                                                                      1995           1994
                                                                      ----           ----
   Capitalization (see accompanying statements):
      Common stock equity                                          $ 150,111      $ 139,481
      Preferred stock, not subject to
         mandatory redemption                                            904            909
      Long-term debt                                                 150,390        154,193
                                                                   ---------      ---------
                                                                     301,405        294,583
                                                                   ---------      ---------
   Current Liabilities:
      Current portion of long-term debt                                3,921          3,791
      Notes payable and commercial paper                               4,200         18,500
      Accounts payable and accrued expenses                           46,341         37,906
      Refundable purchased gas costs                                   2,300              -
      Accrued taxes                                                    2,021          3,543
      Accrued interest                                                 4,518          4,236
                                                                   ---------      ---------
           Total Current Liabilities                                  63,301         67,976
                                                                   ---------      ---------
   Deferred Credits:
      Deferred income taxes                                           37,985         36,916
      Unfunded deferred income taxes                                  51,634         46,759
      Investment tax credits                                           3,423          3,644
      Refundable taxes                                                 3,365          3,275
      Accrued transition costs                                             0          1,925
      Other                                                            3,926          3,476
                                                                   ---------      ---------
           Total Deferred Credits                                    100,333         95,995
                                                                   ---------      ---------
   Commitments and Contingencies
                                                                   ---------      ---------
                                                                   $ 465,039      $ 458,554
                                                                   =========      =========

   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                                 Consolidated Statements of Income
                       For the Years Ended September 30, 1995, 1994 and 1993
                          (Thousands of Dollars Except for Per Share Data)

                                                             1995           1994           1993
                                                             ----           ----           ----

   Operating Revenues                                     $ 275,185      $ 290,662      $ 265,337
   Less:  Cost of energy                                    147,764        155,547        145,904
          State gross revenues tax                           11,296         11,863         11,095
                                                          ---------      ---------      ---------
   Operating Margin                                         116,125        123,252        108,338
                                                          ---------      ---------      ---------
   Operating Expenses:
      Operations                                             45,311         48,361         39,709
      Maintenance                                             7,917          7,683          7,469
      Depreciation and amortization                          16,977         15,507         12,649
      Income taxes                                            9,430         13,353         13,438
      Local property taxes                                    5,148          5,259          5,090
      Other taxes                                             2,183          2,177          1,797
                                                          ---------      ---------      ---------
                                                             86,966         92,340         80,152
                                                          ---------      ---------      ---------
   Operating Income                                          29,159         30,912         28,186
                                                          ---------      ---------      ---------
   Other Income/(Deductions),
      net of income taxes:
      Allowance for equity funds used
        during construction                                     106             21            607
      Equity in partnership earnings                          1,032            868            970
      Other income/(deductions)                                (872)        (1,007)          (614)
      Nonrecurring items                                      3,624              -              -
      Income taxes                                           (1,839)          (113)          (552)
                                                          ---------      ---------      ---------
                                                              2,051           (231)           411
                                                          ---------      ---------      ---------
   Interest and Debt Expense, net:
      Interest on long-term debt                             12,158         10,997          9,985
      Other interest                                          1,650          1,573          1,782
      Allowance for borrowed funds used
        during construction                                     (70)           (14)          (404)
      Amortization of debt expense                              453            422            379
                                                          ---------      ---------      ---------
                                                             14,191         12,978         11,742
                                                          ---------      ---------      ---------
   Net Income                                                17,019         17,703         16,855

   Less-Dividends on Preferred Stock                             62             66             67
                                                          ---------      ---------      ---------
   Net Income Applicable to Common Stock                  $  16,957      $  17,637      $  16,788
                                                          =========      =========      =========

    The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                           Consolidated Statements of Income (Concluded)
                       For the Years Ended September 30, 1995, 1994 and 1993
                          (Thousands of Dollars Except for Per Share Data)

                                                             1995           1994           1993
                                                             ----           ----           ----
   Net Income Applicable to Common Stock                  $  16,957      $  17,637      $  16,788
                                                          =========      =========      =========

   Average Common Shares Outstanding
      During the Period                                   9,926,980      9,539,695      9,527,772
                                                          =========      =========      =========

   Income Per Average Share of
      Common Stock                                        $    1.71      $    1.85      $    1.76
                                                          =========      =========      =========

   Dividend Per Share of Common Stock                     $    1.48      $    1.48      $    1.46
                                                          =========      =========      =========


   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                               Consolidated Statements of Cash Flows
                       For the Years Ended September 30, 1995, 1994 and 1993
                                       (Thousands of Dollars)


                                                               1995         1994         1993
                                                               ----         ----         ----
   Cash Flows from Operations:                               $ 54,262     $ 24,929     $ 20,729
                                                             --------     --------     --------

   Cash Flows from Investing Activities:
      Capital expenditures                                    (26,839)     (27,859)     (25,531)
      Other investing activities                               (1,242)      (1,890)      (9,186)
                                                             --------     --------     --------
      Net cash used in investing activities                   (28,081)     (29,749)     (34,717)
                                                             --------     --------     --------
   Cash Flows from Financing Activities:
      Dividends paid                                          (14,761)     (14,184)     (13,999)
      Issuance of common stock                                  8,474            -       16,913
      Other stock activity, net                                    (5)        (763)         (16)
      Issuance of long-term debt                                    -       20,000       35,100
      Principal retired on long-term debt                      (3,673)      (4,653)     (19,354)
      Short-term debt                                         (14,300)       4,000       (3,450)
                                                             --------     --------     --------
      Net cash provided (used) by
         financing activities                                 (24,265)       4,400       15,194
                                                             --------     --------     --------
   Increase (Decrease) in Cash and
      Cash Equivalents                                          1,916         (420)       1,206
   Cash and Cash Equivalents at
      Beginning of Year                                         1,126        1,546          340
                                                             --------     --------     --------
   Cash and Cash Equivalents at
      End of Year                                            $  3,042     $  1,126     $  1,546
                                                             ========     ========     ========



   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                     "UNAUDITED"
                         Consolidated Statements of Cash Flows (Concluded)
                       For the Years Ended September 30, 1995, 1994 and 1993
                                       (Thousands of Dollars)

                                                               1995         1994         1993
                                                               ----         ----         ----

   Schedule Reconciling Earnings to
      Cash Flows from Continuing Operations:
      Income                                                 $ 17,019     $ 17,703     $ 16,855
                                                             --------     --------     --------
      Adjustments to reconcile income
         to net cash:
         Depreciation and amortization                         17,216       16,296       13,028
         Provision for uncollectible
           accounts                                             4,886        6,582        3,469
         Deferred income taxes, net                               897        8,538          915
         Equity in partnership earnings                        (1,032)        (868)        (970)
         Cash distributions received from
           investments                                            168          240        1,154
      Changes in assets and liabilities:
         Accounts receivable                                   (5,571)      (9,047)      (4,340)
         Accrued utility revenue                               (1,379)         918         (339)
         Inventories                                            3,815        2,087       (7,073)
         Purchased gas costs                                    6,069       (7,527)      (8,564)
         Prepaid expenses                                       4,012       (6,728)      (1,021)
         Accounts payable and accrued expenses                  7,671         (927)      10,011
         Other assets/liabilities                                 491       (2,338)      (2,396)
                                                             --------     --------     --------
           Total adjustments                                   37,243        7,226        3,874
                                                             --------     --------     --------
      Cash flows from
         operations                                          $ 54,262     $ 24,929     $ 20,729
                                                             ========     ========     ========


   Supplemental Disclosures of Cash Flow
      Information:
   Cash Paid During the Year for:
      Interest                                               $ 11,330     $ 10,138     $  8,794
                                                             ========     ========     ========
      Income taxes                                           $  8,967     $  9,972     $  9,837
                                                             ========     ========     ========




   The accompanying notes are an integral part of these consolidated financial statements.

                              Consolidated Statements of Capitalization              "UNAUDITED"
                                    September 30, 1995 and 1994
                                       (Thousands of Dollars)
                                                                             1995          1994
                                                                             ----          ----
   Common Stock Equity:
      Common stock, $3.125 par value, authorized
        20,000,000 shares, issued 9,934,496 shares
        in 1995 and 9,542,296 shares in 1994,
        outstanding 9,931,279 shares in 1995 and
        9,539,079 shares in 1994                                           $ 31,045      $ 29,820
      Capital in excess of par value                                         74,018        66,657
      Retained earnings                                                      45,522        43,264
                                                                           --------      --------
                                                                            150,585       139,741
                                                                           --------      --------
      Less:  Unearned compensation - restricted
               stock awards                                                    (371)         (157)
             Treasury stock, 3,217 shares in 1995 and 1994                     (103)         (103)
                                                                           --------      --------
                                                                            150,111       139,481
                                                                           --------      --------

   Preferred Stock, Not Subject to Mandatory
      Redemption:
      $3.125 par value, 8%, noncallable, authorized
        915,204 shares in 1995 and 916,952 shares
        in 1994, issued and outstanding 139,732 shares
        in 1995 and 141,480 shares in 1994, entitled to
        preference on liquidation at $6.25 per share                            437           442

      $100 par value, callable, authorized 9,999,634
        shares in 1995 and 9,999,635 shares in 1994
        6% Series B, issued and outstanding 4,670
        shares in 1995 and 4,671 shares in 1994                                 467           467
                                                                           --------      --------
                                                                                904           909
                                                                           --------      --------
   Long-Term Debt:
      First Mortgage Bonds -
        8.8%, due 2001                                                       12,000        14,000
        9.16%, due 2004                                                      18,000        18,000
      Industrial Revenue Demand Bonds -
        1986 and 1988 series,
        weighted average interest rate of
        3.857% in 1995 and 2.677% in 1994, due 2006                          12,800        13,400
      First Mortgage Notes -
        10.5%, due 2010                                                       1,030         1,058
      Secured Note, 6.89%, due 2010                                          14,075        14,495
      Secured Term Note, 10.72%, due 1997                                     1,406         2,031
      Unsecured Medium Term Notes -
        6.48%, due 1997                                                      10,000        10,000
        7.61% to 7.82%, due 2002 to 2004                                     20,000        20,000
        6.85% to 8.12%, due 2012 to 2014                                     30,000        30,000
        8.96% to 9.1%, due 2016 to 2017                                      30,000        30,000
        8.49%, due 2024                                                       5,000         5,000
      Less - Current Maturities                                              (3,921)       (3,791)
                                                                           --------      --------
                                                                            150,390       154,193
                                                                           --------      --------
                                                                           $301,405      $294,583
                                                                           ========      ========

   The accompanying notes are an integral part of these consolidated financial statements.

                                                                                        "UNAUDITED"
                            Consolidated Statements of Common Stock Equity
                         For the Years Ended September 30, 1995, 1994 and 1993
                          (Thousands of Dollars Except for Number of Shares)

                                     Common Stock
                                   ------------------- Capital in
                                   Number of     Par    Excess of  Treasury   Unearned    Retained
                                      Shares    Value   Par Value   Stock   Compensation  Earnings
                                   ---------   ------- ----------  -------- ------------ ---------
   Balance at September 30,
     1992                          8,792,056   $27,476    $52,497    $  (2)     $   (308)  $36,888
     Public offering                 750,000     2,344     14,217        -             -         -
     Issuance through dividend
      reinvestment and employee
      benefit plans                      136         -          4        -             -         -
     Net income after preferred
      dividends                            -         -          -        -             -    16,788
     Issuance of treasury stock          104         -          1        2             -         -
     Amortization and
      adjustment of restricted
      shares                               -         -        196        -           151         -
     Dividends                             -         -          -        -             -   (13,932)
                                   ---------   -------    -------   ------        ------  --------
   Balance at September 30,
     1993                          9,542,296    29,820     66,915        -          (157)   39,744
     Net income after preferred
      dividends                            -         -          -        -             -    17,637
     Purchase of restricted
      stock awards                         -         -          -        -          (728)        -
     Amortization and
      adjustment of restricted
      shares                          (3,217)        -       (258)    (103)          728         -
     Dividends                             -         -          -        -             -   (14,117)
                                   ---------   -------    -------   ------        ------  --------
   Balance at September 30,
     1994                          9,539,079    29,820     66,657     (103)         (157)   43,264
     Public offering                 392,200     1,225      7,249        -             -         -
     Net income after preferred
      dividends                            -         -          -        -             -    16,957
     Amortization and
      adjustment of restricted
      shares                               -         -        112        -          (214)        -
     Dividends                             -         -          -        -             -   (14,699)
                                   ---------   -------    -------   ------        ------  --------
   Balance at September 30,
     1995                          9,931,279   $31,045    $74,018   $ (103)       $ (371)  $45,522
                                   =========   =======    =======   ======        ======  ========





   The accompanying notes are an integral part of these consolidated financial statements.

                                     SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CONNECTICUT NATURAL GAS CORPORATION



   Date        11/28/95                      S/  Andrew H. Johnson
        ---------------------          ---------------------------------
                                                (Andrew H. Johnson)
                                     Treasurer and Chief Accounting Officer



                                    (On behalf of the registrant and as Chief
                                       Accounting Officer)